Assets and Deposits Held for Sale	12 Months Ended
Dec. 31, 2011
Assets and Deposits Held for Sale [Abstract]
Assets and Deposits Held for Sale

NOTE 21 Assets and Deposits Held for Sale

The Bank entered into a definitive purchase and assumption agreement on November 7, 2011 with Pinnacle Bank (Pinnacle) of Marshalltown, Iowa which provides for the sale to Pinnacle of substantially all of the assets associated with the Toledo, Iowa branch (the Branch) of the Bank and the assumption by Pinnacle of substantially all deposit liabilities of the Branch. The Bank will continue to own and operate its other Iowa and Minnesota branches. Regulatory approval for the transaction has been obtained and the transaction is anticipated to be consummated in the first quarter of 2012. The Bank anticipates that the transaction will be funded with available assets, the sale will result in a one time gain on sale in the first quarter of 2012 and a decrease in the Bank’s overall assets of approximately $34 million.